UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

SPARTACUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39622	85-2541583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6470 E Johns Crossing, Suite 490

Duluth, GA 30097

(Address of principal executive offices, including zip code)

(770) 305-6434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Clas A Common Stock and one-half of one Redeemable Warrant	TMTSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMTS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	TMTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 27, 2021, Spartacus Acquisition Corporation (the “Company”) held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) in connection with the previously announced transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of June 9, 2021 (the “Merger Agreement”), by and among the Company, Spartacus Acquisition Shelf Corp. (“Shelf”), NextNav Holdings, LLC (“NextNav”) and the other parties thereto. At the Special Meeting, a total of 19,949,059 shares (79.80%) of the Company’s issued and outstanding common stock held of record as of September 13, 2021, the record date for the Special Meeting, were present either in person (virtually) or by proxy, which constituted a quorum. Of these 19,949,059 shares of Company common stock, 5,000,000 were Class B common stock of the Company (“Class B common stock”) and 14,949,059 were Class A common stock of the Company (“Class A common stock”).

The proposals listed below are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 17, 2021 (the “Proxy Statement”).

The Company’s stockholders approved each of (i) the Business Combination Proposal, (ii) the charter Proposal, (iii) the Incentive Plan Proposal, (iv) the Employee Stock Purchase Plan Proposal, (v) the Existing Director Election Proposal (only holders of Class B common stock could vote on this proposal), (vi) the New Director Election Proposal, (vii) the Nasdaq Proposal, and (viii) the Adjournment Proposal (each as defined in the Proxy Statement). The voting results for each proposal were as follows:

1.	The Business Combination Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,022,767	926,292	0	‒

2.	The Charter Proposal

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal 2A	19,027,767	921,292	0	‒
Proposal 2B	19,022,723	926,292	44	‒
Proposal 2C	19,021,452	927,547	60	‒
Proposal 2D	19,022,102	926,897	60	‒
Proposal 2E	19,022,102	926,897	60	‒
Proposal 2F	19,027,727	921,292	40	‒
Proposal 2G	19,022,727	926,292	40	‒
Proposal 2H	18,917,723	977,296	40	‒
Proposal 2I	18,972,072	976,947	40	‒
Proposal 2J	19,022,477	926,542	40	‒
Proposal 2K	19,022,442	926,547	70	‒
Proposal 2L	19,022,457	926,542	60	‒
Proposal 2M	18,972,073	976,946	40	‒
Proposal 2N	19,022,707	926,312	40	‒

3.	The Incentive Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,011,904	937,115	40	‒

4.	The Employee Stock Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,947,260	1,759	40	‒

5.	The Existing Director Election Proposal

	FOR	WITHHOLD	BROKER NON-VOTE
Skyler Wichers	5,000,000	0	‒
Alan B. Howe	5,000,000	0	‒
Andrew Day	5,000,000	0	‒

6.	The New Director Election Proposal

	FOR	WITHHOLD	BROKER NON-VOTE
Gary Parsons	19,034,384	905,675	‒
Ganesh Pattabiraman	19,034,384	905,675	‒
Peter Barris	19,040,984	908,075	‒
Bandel Carano	19,043,384	905,675	‒
James B. Fleming	19,043,384	905,675	‒
Alan B. Howe	19,022,747	926,312	‒
Peter D. Aquino	19,048,384	900,675	‒

7.	The Nasdaq Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,027,127	921,892	40	‒

8.	The Adjournment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,022,107	926,912	40	‒

Item 8.01	Other Events.

In connection with the Business Combination Proposal, the Company’s stockholders had the right to elect to redeem all or a portion of their shares of Class A common stock for a per share price calculated in accordance with the Company’s governing documents. The Company’s stockholders elected to redeem an aggregate of 17,444,293 shares of Class A common stock (the “Redemptions”). The Merger Agreement provides that the obligation of NextNav, LLC to consummate the Transactions is conditioned on, among other things, the Available Closing Date Total Cash (as defined in the Merger Agreement) being equal to or greater than $250.0 million at the time of closing of the Transactions (the “Minimum Cash Condition”). As a result of the Redemptions, the Available Closing Date Total Cash is less than $250.0 million and the Minimum Cash Condition has not been satisfied. NextNav, LLC agreed to waive the Minimum Cash Condition and the Transaction closed on October 28, 2021.

Following the consummation of the Transactions, the combined company will operate as NextNav Inc. and its shares of common stock and warrants are expected to trade on the Nasdaq Capital Market (“Nasdaq”) beginning on October 29, 2021 under the symbols “NN” and “NNAVW,” respectively.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to NextNav’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning NextNav’s common stock and warrants ticker symbols on Nasdaq. These statements are based on NextNav’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the ability of NextNav to meet Nasdaq’s listing standards following the consummation of the Transactions; (2) the outcome of any legal proceedings that may be instituted against NextNav following the Transactions; and (3) other risk and uncertainties indicated from time to time in other documents filed with the SEC by the Company and NextNav. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spartacus Acquisition Corporation
Dated: October 28, 2021

	By:	/s/ Peter D. Aquino
	Name:	Peter D. Aquino
	Title:	Chief Executive Officer

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